Exhibit 10.6

                              FIRST AMENDMENT
                              ---------------

         THIS FIRST AMENDMENT dated as of October 23, 2001 (this "Amendment") amends the Reimbursement Agreement dated as of August 24, 2001 (the "Reimbursement Agreement") among ACE Limited, a Cayman Islands company (the "Parent"), ACE Bermuda Insurance Ltd., a Bermuda company ("ACE Bermuda"), and ACE Tempest Reinsurance Ltd., a Bermuda company ("Tempest") (Ace Bermuda and Tempest, together with the Parent, the "Account Parties"), various financial institutions (the "Banks"), and First Union National Bank ("First Union"), as administrative agent (in such capacity, the "Administrative Agent"). Terms defined in the Reimbursement Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Account Parties, the Banks, Fleet National Bank, as Documentation Agent, First Union, as Issuing Bank, and the Administrative Agent have entered into the Reimbursement Agreement; and

         WHEREAS, the parties hereto desire to amend the Reimbursement Agreement in certain respects as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Amendment to Negative Covenants. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), Section
5.02 of the Reimbursement Agreement shall be amended as set forth below:

         1.1 Amendment to Section 5.02(a)(xvi). Section 5.02(a)(xvi) of the Reimbursement Agreement shall be amended by deleting the word "and" immediately after the semi-colon at the end thereof.

         1.2 Amendment to Section 5.02(a)(xvii). Section 5.02(a)(xvii) of the Reimbursement Agreement shall be amended by deleting the period at the end thereof and adding a semi-colon and the word "and" at the end thereof.

         1.3 Amendment to Section 5.02(a). Section 5.02(a) of the Reimbursement Agreement shall be amended by adding the following immediately after the word "and" following the semi-colon at the end of subsection (xvii) thereof:

                  (xviii) Liens on securities arising out of repurchase agreements with a term of not more than three months entered into with "Lenders" (as such term is defined in the Five Year Credit Agreement) or their Affiliates or with securities dealers of recognized standing; provided that the aggregate amount of all assets of the Parent and its Subsidiaries subject to such agreements shall not at any time exceed $800,000,000. For purposes of this clause (xviii), "Five Year Credit Agreement" shall mean the Amended and Restated Five Year Credit Agreement dated as of May 8, 2000 among the Parent, ACE Bermuda, Tempest, ACE INA Holdings Inc. and ACE Financial Services, Inc., as borrowers, various financial institutions, and Morgan Guaranty Trust Company of New York, as administrative agent, as amended, modified, supplemented or restated from time to time.

         SECTION 2. Representations and Warranties. Each Account Party represents and warrants to the Administrative Agent and the Banks that (a) each warranty set forth in Article IV of the Reimbursement Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Parent, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (b) the execution and delivery by the Parent of this Amendment and the performance by each Account Party of its respective obligations under the Reimbursement Agreement, as amended hereby (as so amended, the "Amended Reimbursement Agreement") (i) are within the corporate or limited liability company power, as applicable, of such Account Party, (ii) have been duly authorized by all necessary corporate action, as applicable, on the part of such Account Party, (iii) have received all necessary governmental and regulatory approval and (iv) do not and will not contravene or conflict with any provision of law or of the organizational documents of any Account Party or of any indenture, loan agreement or other contract, order or decree which is binding upon any Account Party and (c) the Amended Reimbursement Agreement is the legal, valid and binding obligation of each Account Party, enforceable against such Account Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         SECTION 3. Effectiveness. The amendments set forth in Section 1 above shall become effective on such date (the "Amendment Effective Date") when the Administrative Agent shall have received each of the following documents, each in form and substance satisfactory to the Administrative
Agent:

         3.1 Executed Counterparts. Counterparts of this Amendment executed by the Parent and the Required Banks.

         3.2 Confirmation. A confirmation, substantially in the form of Annex I attached hereto, executed by each of ACE Bermuda and Tempest.

         3.3 Other Documents. Such other documents as the Administrative Agent or any Bank may reasonably request in connection with the authorization, execution and delivery of this Amendment.

         SECTION 4.  Miscellaneous.

         4.1 Continuing Effectiveness, etc. As herein amended, the Reimbursement Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Reimbursement Agreement and the other Loan Documents to "Reimbursement Agreement", "Agreement" or similar terms shall refer to the Amended Reimbursement Agreement.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         4.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be fully performed within such state.

         4.4 Successors and Assigns. This Amendment shall be binding upon each Account Party, the Banks and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Account Parties, the Banks and the Administrative Agent and the respective successors and assigns of the Banks and the Administrative Agent.

Delivered at Chicago, Illinois, as of the day and year first above written.


                                  ACE LIMITED


                                  By:
                                        ---------------------------------------
                                  Title:
                                        ---------------------------------------


                                  FIRST UNION NATIONAL BANK, as Administrative
                                  Agent


                                  By:
                                         --------------------------------------
                                  Title:
                                         --------------------------------------


                                  FLEET NATIONAL BANK


                                  By:
                                          -------------------------------------
                                  Title:
                                          -------------------------------------


                                  MELLON BANK, N.A.


                                  By:
                                          -------------------------------------
                                  Title:
                                          -------------------------------------


                                  ROYAL BANK OF CANADA, NEW YORK BRANCH


                                  By:
                                          -------------------------------------
                                  Title:
                                          -------------------------------------



                           (signatures continued)

                                  BANK ONE, N.A.


                                  By:
                                          -------------------------------------
                                  Title:
                                          -------------------------------------


                                  COMERICA BANK


                                  By:
                                          -------------------------------------
                                  Title:
                                          -------------------------------------


                                  DEUTSCHE BANK AG, NEW YORK BRANCH


                                  By:
                                           ------------------------------------
                                  Title:
                                           ------------------------------------


                                  By:
                                           ------------------------------------
                                  Title:
                                           ------------------------------------


                                  STATE STREET BANK AND TRUST COMPANY


                                  By:
                                           ------------------------------------
                                  Title:
                                           ------------------------------------


                                  THE BANK OF BERMUDA LIMITED


                                   By:
                                            -----------------------------------
                                   Title:
                                            -----------------------------------

                           (signatures continued)

                                   THE BANK OF N.T. BUTTERFIELD & SON LIMITED


                                   By:
                                            -----------------------------------
                                   Title:
                                            -----------------------------------


                                   CREDIT SUISSE FIRST BOSTON


                                   By:
                                            -----------------------------------

                                   Title:
                                            -----------------------------------

                                                                       Annex I

                                CONFIRMATION
                                ------------

                        Dated as of October 23, 2001

To: First Union National Bank, individually and as Administrative Agent, and the other financial institutions party to the Reimbursement Agreement referred to below

         Please refer to: (a) the Reimbursement Agreement dated as of August 24, 2001 (the "Reimbursement Agreement") among ACE Limited, ACE Bermuda Insurance Ltd. and ACE Tempest Reinsurance Ltd. (Ace Bermuda and Tempest, together with ACE Limited, the "Account Parties"), various financial institutions (the "Banks"), and First Union National Bank ("First Union"), as administrative agent (in such capacity, the "Administrative Agent"); (b) the other "Loan Documents" (as defined in the Reimbursement Agreement); and (c) the First Amendment dated as of October 23, 2001 to the Reimbursement Agreement (the "First Amendment").

         Each of the undersigned hereby confirms to the Administrative Agent and the Banks that, after giving effect to the First Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

                                ACE LIMITED


                                By:
                                   --------------------------------------------
                                Name Printed:
                                             ----------------------------------
                                Title:
                                      -----------------------------------------




                                ACE BERMUDA INSURANCE LTD.


                                By:
                                   --------------------------------------------
                                Name Printed:
                                             ----------------------------------
                                Title:
                                      -----------------------------------------




                                ACE TEMPEST REINSURANCE LTD.


                                By:
                                   --------------------------------------------
                                Name Printed:
                                             ----------------------------------
                                Title:
                                      -----------------------------------------